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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 31, 2002


                                 BROADWING INC.
             (Exact name of registrant as specified in its charter)


            Ohio                         1-8519                 31-1056105
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)

       201 East Fourth Street
           Cincinnati, Ohio                                        45202
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (513) 397-9900



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FORM 8-K                                                          BROADWING INC.


ITEM 5.   OTHER EVENT.

         Please see attached copy of a news release that was released earlier today.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       BROADWING INC.



                       By:      /s/ Jeffrey C. Smith
                            ---------------------------------------------------
                                Jeffrey C. Smith
                                Chief Human Resources Officer, General Counsel
                                and Corporate Secretary



Date:  May 31, 2002


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BROADWING PRESS RELEASE

Investor contact:                              Media contact:
-----------------                              --------------
Matt Booher                                    Thomas Osha
513.397.9904                                   513.397.7316
matt.booher@broadwing.com                      tom.osha@broadwing.com
-------------------------                      ----------------------

                          BROADWING HOLDS INVESTOR CALL
                     RECONFIRMS COMPANY'S FINANCIAL STRENGTH

CINCINNATI - May 31, 2002 - Broadwing Inc. (NYSE: BRW) held a conference with investors on Thursday, May 30, 2002, in order to clarify some misconceptions, misunderstandings, and misleading information that had been reported in the investment community.

Broadwing Inc. Chairman and CEO, Rick Ellenberger, also outlined several aspects of the Company that differentiate it from others in the telecommunications industry, and he reaffirmed the Company's 2002 financial guidance, including its objective of becoming free cash flow positive by year-end 2002.

Specifically, the Company reviewed:

   -     Its financial and operational performance for the first quarter
   -     The stability and performance of its Cincinnati Bell businesses
   -     Its nationwide business enterprise market traction and momentum
   - The requirements and specific calculations for each of its four bank debt covenants
   -     Its compliance with SEC approved IRU accounting practices
   - The business reasons for and bankruptcy court approval of a renegotiated agreement with one of its customers
   - The timing and size of its debt maturities and refinancing opportunities
   - Its guidance for 2002 for revenue, EBITDA, capital and achieving a free cash flow positive position by the end of the year.

         In conjunction with the call, the Company made available, on its website, presentation materials, including a document outlining the specific requirements, definitions and calculations for each of its four bank debt covenants.

The complete recorded call, including the questions and answer session, as well as the supporting materials are available on the Company's website at www.broadwing.com. The material may be accessed by clicking on the Corporate Information tab, then the Investors tab, and finally the Conference Calls & Presentations tab.

ABOUT BROADWING
Broadwing Inc. (NYSE: BRW) is an integrated communications company comprised of Broadwing Communications and Cincinnati Bell. Broadwing Communications leads the industry as the world's first intelligent, all-optical, switched network provider and offers

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businesses nationwide a competitive advantage by providing data, voice and
Internet solutions that are flexible, reliable and innovative on its 18,500-mile optical network and its award-winning IP backbone. Cincinnati Bell is one of the nation's most respected and best performing local exchange and wireless providers with a legacy of unparalleled customer service excellence and financial strength. The company was recently ranked number one in customer satisfaction by J.D. Power and Associates for local residential telephone service and residential long distance among mainstream users. Cincinnati Bell provides a wide range of telecommunications products and services to residential and business customers in Ohio, Kentucky and Indiana. Broadwing Inc. is headquartered in Cincinnati, Ohio. For more information, visit www.broadwing.com.

NOTE: Information included in this news release contains forward-looking statements that involve potential risks and uncertainties. Broadwing's future results could differ materially from those discussed herein. Factors that could cause or contribute to such differences include, but are not limited to, Broadwing's ability to maintain its market position in communications services, general economic trends affecting the purchase of telecommunication services, world and national events that may affect the ability to provide services, and its ability to develop and launch new products and services. More information on potential risks and uncertainties is available in the company's recent filings with the Securities and Exchange Commission, including the 2001 Form 10-K for Broadwing Inc. and Broadwing Communications Inc.